UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06719

BB&T Funds

(Exact name of registrant as specified in charter)

434 Fayetteville Street Mall, 5th Floor

Raleigh, NC 27601-0575

(Address of principal executive offices) (Zip code)

E.G. Purcell, III, President

BB&T Funds

434 Fayetteville Street Mall, 5th Floor

Raleigh, NC 27601-0575

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

EQUITY  INDEX  FUND

CLASS	A	SHARES
CLASS	B	SHARES
CLASS	C	SHARES
INSTITUTIONAL CLASS SHARES

DECEMBER 31, 2009

BB&T Funds

Notice of Privacy Policy & Practices

BB&T Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the BB&T Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers1 from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and the BB&T Funds or service providers to the BB&T Funds.

Disclosure of Customer Information

We many disclose all of the consumer information outlined above to third parties who are not affiliated with the BB&T Funds:

•	as permitted by law for example with service providers who maintain or service shareholder accounts for the BB&T Funds or to a shareholder’s broker or agent; and

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institutional.

Security of Customer Information

We require service providers to the BB&T Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the BB&T Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard nonpublic personal information of customers of the BB&T Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the BB&T Funds.

[1]

For purposes of this notice, the terms “customer” or “customers” includes both individual shareholders of the BB&T Funds and individuals who provide nonpublic personal information to the BB&T Funds, but do not invest in BB&T Funds shares.

LETTER FROM THE INVESTMENT ADVISOR

Dear Shareholders:

We are pleased to present this annual report for the BB&T Equity Index Fund, covering the 12-month period through December 31, 2009. Domestic equity markets, as measured by the S&P 500, generally experienced two distinct periods during the 12-month period: A sharp decline early in the year, followed by a period of sustained gains in response to government stimulus measures. For the year, the S&P 500 gained 26.46%1

U.S. stocks fell to begin 2009, as fears of depression and financial system nationalization gripped investors following the 2008 global financial and economic meltdown. Stocks reached their low point in March, then galloped higher as investors’ fears dissipated, and as massive global monetary and fiscal stimuli took hold.

The year produced negative inflation-adjusted economic growth, weak nominal growth and significant earnings declines. Despite that backdrop, “risk” assets outperformed “safe” assets as sidelined cash (which was producing near-zero returns) moved back into the markets.

Equity markets remained volatile, but ended the year with sharp gains. Emerging markets handily beat developed markets. Treasury rates moved modestly higher and the yield curve steepened.

Low-quality securities, especially financial stocks, led the equity market back, while information technology was the standout sector performer for the period as a whole.

Thank you for selecting the BB&T Equity Index Fund. We look forward to serving your investment needs during the months and years ahead.

Sincerely,

Jeffrey J. Schappe, CFA

Chief Investment Officer

BB&T Asset Management, Inc.

[1]

“S&P 500® ” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund or Master Portfolio. The S&P 500® Index is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. BB&T Asset Management, Inc., a wholly owned subsidiary of BB&T Corporation, serves as investment adviser to the BB&T Funds and is paid a fee for its services. Shares of the BB&T Funds are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds are distributed by BB&T AM Distributors, Inc. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. BB&T Asset Management, Inc. does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

BB&T EQUITY INDEX FUND

INVESTMENT ADVISERS

BlackRock Fund Advisors, a subsidiary of BlackRock, Inc. (S&P 500® Stock Master Portfolio (formerly known as S&P 500® Index Master Portfolio))

BB&T Asset Management, Inc. (BB&T Equity Index Fund)

Unlike many traditional, actively managed investment funds, there is no single portfolio manager who makes investment decisions for the BB&T Equity Index Fund. Instead, the Fund invests substantially all of its assets in the S&P 500® Stock Master Portfolio (the “Master Portfolio”) which is managed by a team of investment professionals from BlackRock Fund Advisors, who use a specially designed software program to maintain a close match to the characteristics of the S&P 500® Index.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities held by the Master Portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

The performance of the Fund is expected to be lower than that of the S&P 500® Index because of Fund fees and expenses.

PORTFOLIO MANAGERS’ PERSPECTIVE

“Investing in an index fund such as ours is based on the belief that it’s very difficult to ‘beat the market’ on a consistent basis. Our approach, then, is to take advantage of the stock market’s long-term growth potential, while managing costs, to help shareholders potentially build wealth over time. We believe the Fund is an excellent tool for novice and experienced investors alike, and can serve as the foundation of most equity investors’ asset allocation strategies.”

Q. How did the Fund perform during the 12-month period between January 1, 2009 and December 31, 2009?

A. The Fund returned 18.36%. That compared to a 26.46% return for the S&P 500® Index.

Q. What factors affected the Fund’s performance?

A. The Fund seeks to approximate as closely as practicable, before fees and expenses, the capitalization-weighted total return of the S&P 500® Index. Domestic equity markets, as represented by the Index, declined early in the year, then gained ground following the historical global monetary and fiscal stimulus measures enacted during the reporting period. The Fund trailed the Index slightly due to the effect of management fees and expenses.

Every major sector in the index delivered positive returns. Information technology, materials and consumer discretionary shares produced the period’s largest gains. Telecommunications services and utilities stocks posted comparatively small returns during the period.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month’s end, please visit www.bbtfunds.com.

BB&T EQUITY INDEX FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]

The Fund is measured against the S&P 500® Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. Performance data for the S&P 500® Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]

The performance of the BB&T Equity Index Fund prior to its commencement date on 9/11/00 is based on the historical performance of the Master Portfolio, which commenced operations on 7/2/93. The performance shown reflects the reinvestment of all dividend and capital gains distributions but does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or redemptions. The performance has been adjusted to reflect the deduction of fees for services associated with the Fund, such as investment management and fund accounting fees.

[3]

Performance for Class C Shares prior to their inception date on 5/1/01 is based on the historical performance of Class B Shares and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares.

[4]	Performance for Institutional Class Shares prior to their inception date on 5/1/07 is based on historical performance of Class A Shares.

A portion of the Fund’s fees have been reduced. If the fees had not been reduced, the Fund’s total return would have been lower.

Portfolio Holdings Summary

(Unaudited)

Investment Type	% of Investment
S&P 500 Stock Master Portfolio . .	100.00%

For a summary of the Master Portfolio’s holdings, please see the accompanying financial statements of the Master Portfolio.

Expense Examples (Unaudited)

As a shareholder of the BB&T Equity Index Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and sales and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09	Annualized Expense Ratio During Period 7/1/09 - 12/31/09
BB&T Equity Index Fund	Class A	$1,000.00	$1,223.20	$5.10	0.91%
	Class B	1,000.00	1,217.40	9.28	1.66%
	Class C	1,000.00	1,217.20	9.28	1.66%
	Institutional Class	1,000.00	1,223.10	3.70	0.66%

*	Expenses are equal to the Fund’s annualized expense ratio during the period, multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchases. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09	Annualized Expense Ratio During Period 7/1/09 - 12/3109
BB&T Equity Index Fund	Class A	$1,000.00	$1,020.62	$4.63	0.91%
	Class B	1,000.00	1,016.84	8.44	1.66%
	Class C	1,000.00	1,016.84	8.44	1.66%
	Institutional Class	1,000.00	1,021.88	3.36	0.66%

*	Expenses are equal to the Fund’s annualized expense ratio during the period, multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

BB&T FUNDS

Equity Index Fund

Statement of Assets and Liabilities
December 31, 2009
Assets:
Investment in S&P 500 Stock Master Portfolio, at value (See Note 1)	$28,012,392
Receivable for capital shares issued	12,871
Prepaid expenses	2,901

Total Assets	28,028,164

Liabilities:
Payable for capital shares redeemed	8,063
Accrued expenses and other payables:
Administration fees	2,471
Compliance service fees	26
Distribution fees	8,746
Fund accounting fees	7,492
Printing fees	14,529
Professional fees	29,193
Other	2,226

Total Liabilities	72,746

Net Assets	$27,955,418

Net Assets Consist of:
Capital	$39,018,551
Distributions in excess of net investment income	(4,574)
Accumulated realized loss from investment transactions and futures contracts	(14,413,560)
Net unrealized appreciation on investments and futures contracts	3,345,853

Net Assets	$27,955,418

Net Assets
Class A Shares	$19,191,209
Class B Shares	5,297,553
Class C Shares	123,172
Institutional Class Shares	3,343,484

Total	$27,955,418

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value):
Class A Shares	2,563,797
Class B Shares	720,468
Class C Shares	16,600
Institutional Class Shares	447,227

Total	3,748,092

Net Asset Value
Class A Shares — redemption price per share	$7.49
Class B Shares — offering price per share*	7.35
Class C Shares — offering price per share*	7.42
Institutional Class Shares — offering and redemption price per share	7.48

Maximum Sales Charge — Class A Shares	5.75%

Maximum Offering Price (100%/(100% – Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share — Class A Shares	$7.95

*	Redemption price per share varies by length of time shares are held.

Statement of Operations
For the Year Ended December 31, 2009
Net Investment Income Allocated from Master Portfolio:
Dividend income	$568,618	(a)
Interest income	1,587	(a)
Securities lending income	19,841	(a)
Expenses(b)	(12,902	)(a)

Net Investment Income Allocated from Master Portfolio	577,144

Expenses:
Distribution fees — Class A Shares	82,596
Distribution fees — Class B Shares	55,651
Distribution fees — Class C Shares	992
Administration fees (See Note 3)	26,645
Fund accounting fees	44,172
Compliance service fees (See Note 3)	288
Custodian fees	763
Printing fees	14,510
Professional fees	39,446
Registration fees	12,857
Transfer agent fees (See Note 3)	14,522
Trustees fees	2,224
Other	23,390

Gross expenses	318,056
Less expenses waived by the Distributor (See Note 3)	(41,298)

Net Expenses	276,758

Net Investment Income	300,386

Realized/Unrealized Gains (Losses) Allocated from Master Portfolio:
Net realized gains (losses) from:
Investment transactions	(2,326,874	)(a)
Futures contracts	579,570	(a)
Change in unrealized appreciation/depreciation from:
Investment transactions	8,656,308	(a)
Futures contracts	36,571	(a)

Net realized/unrealized gains allocated from Master Portfolio	6,945,575

Change in net assets from operations	$7,245,961

(a)	Allocated from the S&P 500 Stock Master Portfolio.
(b)	Expenses allocated from the S&P 500 Stock Master Portfolio are shown net of any fee reductions.

See accompanying notes to the financial statements.

BB&T FUNDS

Equity Index Fund

Statements of Changes in Net Assets
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
From Investment Activities:
Operations:
Net investment income	$300,386	$1,777,014
Net realized losses from investment transactions and futures contracts	(1,747,304)	(4,038,728)
Change in unrealized appreciation/depreciation from investments and futures contracts	8,692,879	(39,154,800)

Change in net assets from operations	7,245,961	(41,416,514)

Distribution to Class A Shareholders:
Net investment income	(212,221)	(408,399)
Return of Capital	(27,825)	(4,041)
Distributions to Class B Shareholders:
Net investment income	(31,602)	(103,544)
Return of Capital	(4,144)	(1,270)
Distributions to Class C Shareholders:
Net investment income	(648)	(1,837)
Return of Capital	(85)	(17)
Distributions to Institutional Class Shareholders:
Net investment income	(48,018)	(1,251,294)
Return of Capital	(6,296)	(14,436)

Change in net assets from shareholder distributions	(330,839)	(1,784,838)

Capital Transactions:
Proceeds from shares issued
Class A Shares	4,163,581	6,677,558
Class B Shares	161,021	404,329
Class C Shares	24,467	31,737
Institutional Class Shares	84,480	14,416,111
Distributions reinvested
Class A Shares	238,252	410,860
Class B Shares	35,140	103,290
Class C Shares	733	1,854
Institutional Class Shares	46,028	1,239,404
Value of shares redeemed
Class A Shares	(4,684,997)	(11,771,734)
Class B Shares	(2,457,950)	(2,706,053)
Class C Shares	(14,834)	(170,454)
Institutional Class Shares	(46,130,780)	(13,673,586)

Change in net assets from capital transactions	(48,534,859)	(5,036,684)

Change in net assets	(41,619,737)	(48,238,036)
Net Assets:
Beginning of year	69,575,155	117,813,191

End of year	$27,955,418	$69,575,155

Accumulated undistributed of net investment income	$4,574	$7,011

Share Transactions:
Issued
Class A Shares	663,583	830,256
Class B Shares	29,841	50,659
Class C Shares	3,813	3,739
Institutional Class Shares	12,030	1,848,374
Reinvested
Class A Shares	37,326	53,958
Class B Shares	5,891	13,990
Class C Shares	119	240
Institutional Class Shares	7,252	164,786
Redeemed
Class A Shares	(748,418)	(1,403,338)
Class B Shares	(398,133)	(354,365)
Class C Shares	(2,167)	(20,720)
Institutional Class Shares	(7,422,573)	(1,645,610)

Change in shares	(7,811,436)	(458,031)

See accompanying notes to the financial statements.

BB&T FUNDS

Equity Index Fund

Financial Highlights, Class A Shares
Selected data for a share of beneficial interest outstanding throughout the years indicated.
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Net Asset Value, Beginning of Year	$6.05	$9.85		$9.52	$8.39	$8.14

Investment Activities:
Net investment income(a)	0.08 (b)	0.15	(b)	0.13 (b)	0.12 (b)	0.11
Net realized and unrealized gains (losses) from investments(a)	1.45	(3.80)		0.33	1.14	0.25

Total from Investment Activities	1.53	(3.65)		0.46	1.26	0.36

Distributions:
Net investment income	(0.08)	(0.15)		(0.13)	(0.13)	(0.11)
Return of capital	(0.01)	(0.00	)(c)	—	—	—

Total Distributions	(0.09)	(0.15)		(0.13)	(0.13)	(0.11)

Net Asset Value — End of Year	$7.49	$6.05		$9.85	$9.52	$8.39

Total Return (excludes sales charge)	25.60%	(37.35)%		4.85%	15.15%	4.43%

Ratios/Supplementary Data:
Net Assets, End of Year (000’s)	$19,191	$15,795		$30,845	$106,833	$135,175
Ratio of net expenses to average net assets(a)	1.00%	0.54%		0.61%	0.58%	0.57%
Ratio of net investment income to average net assets(a)	1.27%	1.79%		1.36%	1.40%	1.32%
Ratio of expenses to average net assets*(a)	1.25%	0.79%		0.86%	0.84%	0.84%
Portfolio turnover rate(d)	5%	8%		7%	14%	10%

*	During the periods certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(b)	Per share net investment income has been calculated using the daily average shares method.
(c)	Less than (0.01) per share.
(d)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

BB&T FUNDS

Equity Index Fund

Financial Highlights, Class B Shares
Selected data for a share of beneficial interest outstanding throughout the years indicated.
	For the Year Ended December 31, 2009		For the Year Ended December 31, 2008		For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Net Asset Value, Beginning of Year	$5.94		$9.67		$9.36	$8.25	$8.02

Investment Activities:
Net investment income(a)	0.03	(b)	0.09	(b)	0.06 (b)	0.06 (b)	0.05
Net realized and unrealized gains (losses) from investments(a)	1.42		(3.73)		0.32	1.12	0.23

Total from Investment Activities	1.45		(3.64)		0.38	1.18	0.28

Distributions:
Net investment income	(0.04)		(0.09)		(0.07)	(0.07)	(0.05)
Return of capital	(0.00	)(c)	(0.00	)(c)	—	—	—

Total Distributions	(0.04)		(0.09)		(0.07)	(0.07)	(0.05)

Net Asset Value — End of Year	$7.35		$5.94		$9.67	$9.36	$8.25

Total Return (excludes sales charge)	24.58%		(37.83)%		4.06%	14.35%	3.48%

Ratios/Supplementary Data:
Net Assets, End of Year (000’s)	$5,298		$6,432		$13,279	$14,765	$14,367
Ratio of net expenses to average net assets(a)	1.76%		1.30%		1.37%	1.33%	1.32%
Ratio of net investment income to average net assets(a)	0.55%		1.05%		0.65%	0.65%	0.57%
Ratio of expenses to average net assets*(a)	1.76%		1.30%		1.37%	1.34%	1.34%
Portfolio turnover rate(d)	5%		8%		7%	14%	10%

*	During the periods certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(b)	Per share net investment income has been calculated using the daily average shares method.
(c)	Less than (0.01) per share.
(d)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

BB&T FUNDS

Equity Index Fund

Financial Highlights, Class C Shares
Selected data for a share of beneficial interest outstanding throughout the years indicated.
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Net Asset Value, Beginning of Year	$6.00	$9.76		$9.44	$8.32	$8.08

Investment Activities:
Net investment income(a)	0.03 (b)	0.08	(b)	0.06 (b)	0.06 (b)	0.03
Net realized and unrealized gains (losses) from investments(a)	1.44	(3.76)		0.33	1.12	0.25

Total from Investment Activities	1.47	(3.68)		0.39	1.18	0.28

Distributions:
Net investment income	(0.04)	(0.08)		(0.07)	(0.06)	(0.04)
Return of capital	(0.01)	(0.00	)(c)	—	—	—

Total Distributions	(0.05)	(0.08)		(0.07)	(0.06)	(0.04)

Net Asset Value — End of Year	$7.42	$6.00		$9.76	$9.44	$8.32

Total Return (excludes sales charge)	24.60%	(37.84)%		4.15%	14.28%	3.50%

Ratios/Supplementary Data:
Net Assets, End of Year (000’s)	$123	$89		$308	$281	$806
Ratio of net expenses to average net assets(a)	1.74%	1.30%		1.37%	1.32%	1.32%
Ratio of net investment income to average net assets(a)	0.52%	0.95%		0.66%	0.64%	0.59%
Ratio of expenses to average net assets*(a)	1.74%	1.30%		1.37%	1.33%	1.34%
Portfolio turnover rate(d)	5%	8%		7%	14%	10%

*	During the periods certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(b)	Per share net investment income has been calculated using the daily average shares method.
(c)	Less than (0.01) per share.
(d)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

BB&T FUNDS

Equity Index Fund

Financial Highlights, Institutional Class Shares
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Period May 1, 2007 to December 31, 2007 (a)
Net Asset Value, Beginning of Period	$6.02	$9.81		$9.95

Investment Activities:
Net investment income(b)(c)	0.10	0.17		0.12
Net realized and unrealized gain (losses) from investments(b)	1.47	(3.79)		(0.13)

Total from Investment Activities	1.57	(3.62)		(0.01)

Distributions:
Net investment income	(0.10)	(0.17)		(0.13)
Return of capital	(0.01)	(0.00	)(d)	—

Total Distributions	(0.11)	(0.17)		(0.13)

Net Asset Value — End of Period	$7.48	$6.02		$9.81

Total Return(e)	26.36%	(37.24)%		(0.11)%

Ratios/Supplementary Data:
Net Assets, End of Period (000’s)	$3,343	$47,259		$73,382
Ratio of net expenses to average net assets(b)(f)	0.72%	0.30%		0.41%
Ratio of net investment income to average net assets(b)(f)	1.66%	2.08%		1.79%
Ratio of expenses to average net assets*(b)(f)	0.72%	0.30%		0.41%
Portfolio turnover rate(e)(g)	5%	8%		7%

*	During the periods certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)	Period from commencement of operations. The Class I shares of the Equity Index Fund commenced operations on May 1, 2007.
(b)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(c)	Per share net investment income has been calculated using the daily average shares method.
(d)	Less than (0.01) per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

BB&T FUNDS

Equity Index Fund

Notes to the Financial Statements

December 31, 2009

1.	Organization:

The BB&T Equity Index Fund (the “Fund”) commenced operations on September 11, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end investment company. The Fund is a separate series of the BB&T Funds (the “Trust”), a Massachusetts business trust organized in 1992. The Fund invests all of its investable assets in the S&P 500 Stock Master Portfolio (formerly known as the S&P 500 Index Master Portfolio) (the “Master Portfolio”) of the Master Investment Portfolio (“MIP”), a diversified open-end management investment company registered under the 1940 Act, rather than in a portfolio of securities. The Master Portfolio has substantially the same investment objective as the Fund. BlackRock Fund Advisors (formerly known as Barclays Global Fund Advisors) serves as investment advisor for the Master Portfolio. The financial statements of the Master Portfolio, including the schedule of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s interest of 1.37% in the net assets of the Master Portfolio at December 31, 2009.

The Fund is authorized to issue an unlimited number of shares. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Institutional Class Shares. Class A Shares of the Fund have a maximum sales charge of 5.75% as a percentage of the original purchase price. Purchases of $1 million or more in Class A Shares will not be subject to a front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% of the purchase price if the shares are redeemed within two years after purchase. The CDSC is based on the lower of the cost for the shares or their net asset value at the time of redemption. In addition, a CDSC of up to 1.00% of the purchase price of Class A Shares will be charged to the following shareholders who received a sales charge waiver, and then redeem their shares within two years after purchase: (i) employees of BB&T Funds, BB&T Corporation and its affiliates, (ii) shareholders who purchased shares with proceeds from redemptions from another mutual fund complex within 60 days of redemption if a sales charge was paid on such shares, and (iii) shareholders who purchased shares online at www.bbtfunds.com. The CDSC is based on the lower of the cost for the shares or their net asset value at the time of redemption. The Class B Shares of the Fund are offered without any front-end sales charge but will be subject to a CDSC ranging from a maximum of 5.00% if redeemed less than one year after purchase to 0.00% if redeemed more than six years after purchase. Class C Shares of the Fund are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Institutional Class Shares commenced operations on May 1, 2007. Institutional Class Shares of the Fund are offered without any front-end sales charge and without any CDSC.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and (ii) the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(A)	Security Valuation — The Fund records its investments in the Master Portfolio at fair value. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(B)	Recent Accounting Standard — In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 clarifies existing

Continued

BB&T FUNDS

Equity Index Fund

Notes to the Financial Statements, Continued

December 31, 2009

disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

(C)	Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair valuation of the Fund’s investments as of December 31, 2009 is as follows:

	Level 1 - Quoted Inputs	Level 2 - Other Significant Observable Inputs	Level 3 - Other Significant Unobservable Inputs	Total Fair Value
Investment in S&P 500 Stock Master Portfolio	$28,012,392	$—	$—	$28,012,164

(D)	Distributions to Shareholders — Distributions from net investment income are declared and paid quarterly by the Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amounts of distributions from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., expiration of capital loss carryforwards and return of capital distribution received from securities held), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Distributions to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital. The following permanent difference amounts have been reclassified to/from the following account as of December 31, 2009:

Undistributed Net Investment Income	Accumulated Realized Gains	Paid-in Capital
$(10,334)	$131,340	$(121,006)

(E)	Allocation Methodology — The investment income, expenses (other than class specific expenses) and realized and unrealized gains and losses on investments are allocated to each class of shares based on their relative net assets on the date the income is earned, expenses are accrued, or realized and unrealized gains and losses are incurred.

Continued

BB&T FUNDS

Equity Index Fund

Notes to the Financial Statements, Continued

December 31, 2009

(F)	Expenses — Expenses directly attributable to a class of shares are charged directly to that class. Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among all BB&T Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses which are attributable to both the BB&T Funds and BB&T Variable Insurance Fund Trusts are allocated across the BB&T Funds and BB&T Variable Insurance Funds, based upon relative net assets or on another reasonable basis.

(G)	Securities Transactions and Income Recognition — The Fund records daily its proportionate interest in the net investment income and realized/unrealized capital gains and losses of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio.

(H)	Federal Income Taxes — It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

3.	Related Party Transactions:

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in Barclays Global Investors, N.A. (“BGI”) and affiliated companies to BlackRock, Inc. (“BlackRock”) (the “Transaction”). Subsequent to that date, Barclays became a stockholder of BlackRock but is not considered an affiliate of the Master Portfolio under the 1940 Act. BGI was renamed BlackRock Institutional Trust Company, N.A. (“BTC”) and is a wholly-owned subsidiary of BlackRock.

Under its Investment Advisory Agreement with respect to the Fund, BB&T Asset Management, Inc. (“BB&T AM” or the “Adviser”) exercises general oversight over the investment performance of the Fund. BB&T AM will advise the Board of Trustees (the “Board”) if investment of all of the Fund’s assets in shares of the Master Portfolio is no longer an appropriate means of achieving the Fund’s investment objective. For periods in which all of the Fund’s assets are not invested in the Master Portfolio, BB&T AM may receive an investment advisory fee from the Fund. For the year ended December 31, 2009, all of the Fund’s investable assets were invested in the Master Portfolio and BB&T AM received no fees.

BB&T AM serves the administrator to the Fund pursuant to the Administration Agreement effective as of April 23, 2007. The Fund pays its portion of a fee to BB&T AM for providing administration services based on the aggregate assets of the Trust and the BB&T Variable Insurance Funds at a rate of 0.11% on the first $3.5 billion of average net assets; 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statement of Operations as “Administration fees”. Pursuant to a sub-administration agreement with BB&T AM, PNC Global Investment Servicing (U.S.) Inc. (“PNC”), serves as sub-administrator to the Fund subject to the general supervision of the Board and BB&T AM. For these services, PNC is entitled to a fee payable by BB&T AM.

PNC serves as the Fund’s transfer agent and receives compensation by the Fund for these services. Expenses incurred are reflected on the Statement of Operations as “Transfer agent fees”.

BB&T AM’s Chief Compliance Officer (“CCO”) serves as the Fund’s CCO. The CCO’s compensation is reviewed and approved by the Fund’s Board and paid by BB&T AM. However, the Fund reimburses BB&T AM for its allocable portion of the CCO’s salary. Expenses incurred for the Fund are reflected on the Statement of Operations as “Compliance service fees”.

The Fund has adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. BB&T AM Distributors, Inc. (“BBTAMD” or the “Distributor”) serves as Distributor to the Fund pursuant to an Underwriting Agreement effective as of April 23, 2007. The Plan provides for payments to the Distributor of up to 0.50%, 1.00% and 1.00% of the average daily net assets of the Fund for Class A Shares, Class B Shares, and Class C Shares, respectively. BBTAMD contractually agreed to limit the distribution and service (12b-1) fees for Class A Shares of the Fund to 0.25% throughout the period covered by this report. Distribution fees totaling $41,298 were waived for the year ended December 31,

Continued

BB&T FUNDS

Equity Index Fund

Notes to the Financial Statements, Continued

December 31, 2009

2009. Distribution fee waivers are included in the Statement of Operations as “Less expenses waived by the Distributor”, and these waivers are not subject to recoupment in subsequent fiscal periods. As distributor, BBTAMD is entitled to receive commissions on sales of shares of the Fund. For the year ended December 31, 2009, BBTAMD received $6,663 from commissions earned on sales of shares of the Fund. Commissions paid to affiliated broker-dealers during the year ended December 31, 2009 were $6,202. The fees may be used by BBTAMD to pay banks, broker dealers and other institutions, including affiliates of the Adviser.

The Adviser and/or its affiliates may pay out of their own bona fide profits compensation to broker-dealers and other persons for the sale and distribution of the shares and/or for the servicing of the shares. These are additional payments over and above the sales charge, Rule 12b-1 fees, and service fees paid by the Fund. The payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive for the sale of the shares.

Certain Officers and Trustees of the Fund are affiliated with the Adviser, the administrator, or the sub-administrator. Such Officers and Trustees receive no compensation from the Trust for serving in their respective roles. Each of the Trustees who are non-interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $30,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $3,000 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement of certain out of pocket expenses. Additionally, the Chairman of the Board and Audit Committee Chairman each receive an annual retainer of $10,000, and the Chairman of the Nominations Committee receives $1,000 for each meeting attended. The fees are allocated across the Trust and BB&T Variable Insurance Funds based upon relative net assets. During the year ended December 31, 2009, actual Trustee compensation was $301,000 in total from the Trust, of which $2,108 was allocated to the Fund.

4.	Federal Income Taxes:

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2009, the Fund had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Amount	Expires
3,648,463	2010
715,833	2011
175,416	2012
519,736	2013
612,669	2014
3,549,980	2016
1,338,848	2017

$10,560,945

Continued

BB&T FUNDS

Equity Index Fund

Notes to the Financial Statements, Continued

December 31, 2009

Capital loss carryforward that expired in the current fiscal year were $121,006.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year tax purposes. The Fund had $459,669 of deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

The tax character of distributions paid to shareholders of the Fund during the fiscal year ended December 31, 2009, were as follows:

Distributions paid from:
Ordinary Income	Return of Capital	Total Taxable Distributions	Total Distributions Paid*
$300,386	$38,350	$338,736	$338,736

The tax character of distributions paid to shareholders of the Fund during the fiscal year ended December 31, 2008, were as follows:

Distributions paid from:
Ordinary Income	Return of Capital	Total Taxable Distributions*	Total Distributions Paid*
$1,766,680	$19,764	$1,786,444	$1,786,444

*	Total Distributions paid may differ from the Statement of Changes in Net Assets due to differences in the tax rules governing the timing of recognition.

At December 31, 2009, the components of accumulated deficit on a tax basis were as follows:

Distributions Payable	Accumulated Capital and Other Losses	Unrealized Depreciation	Total Accumulated Deficit
$—	$(11,020,614)	$(42,519)	$(11,063,133)

*	The primary differences between book basis and tax basis unrealized depreciation were due to the deferral of losses on wash sales, investment in Real Estate Investment Trust (REITS), return of capital distributions received from securities held and mark-to-market of IRC Section 1256 contracts.

5.	Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

BB&T Funds:

We have audited the accompanying statement of assets and liabilities of the BB&T Equity Index Fund (the “Fund”), a series of BB&T Funds, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the Fund’s investment at December 31, 2009, by correspondence with the master portfolio’s fund accounting agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, New York

February 25, 2010

BB&T FUNDS

Equity Index Fund

Other Information

December 31, 2009

Other	Federal Income Tax Information (Unaudited):

For shareholders that do not have a December 31, 2009, tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. For the fiscal year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that distributions paid during the year from the Fund are designated as:

(a) Qualified Dividend Income %	(b) (for corporate shareholders) Dividends Received Deduction %	(c) (for foreign shareholders) Qualified Interest Income %
100%	100%	0.26%

(a) The Fund designates the maximum amount allowable, but not less than the percentage shown above as ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

(b) The Fund designates the maximum amount allowable but not less than the percentage shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

(c) The Fund designates the maximum amount allowable but not less than the percentage shown above as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Capital gain dividends distributed during the fiscal year ended December 31, 2009 are generally subject to the maximum tax rate of 15%. In addition, Qualified Dividend Income is generally subject to a maximum rate of 15%.

The information reported herein may differ from the information and distributions paid to the shareholders subject to tax reporting.

Other	Information:

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Advisory Agreement (Unaudited)

The Board of Trustees, at a meeting held on August 24-25, 2009, formally considered the continuance of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BB&T Asset Management, Inc. (“BB&TAM” or “the Adviser”) with respect to the Equity Index Fund of the Trust (the “Fund”) (the action considered was the “Continuance” of the Advisory Agreement).

The Trustees reviewed extensive material in connection with their consideration of the Continuance, including data from an independent provider of mutual fund data (as assembled by the Fund’s administrator), which included comparisons with industry averages for comparable funds for advisory fees, Rule 12b-1 fees, and total fund expenses. The data reflected BB&TAM fee waivers in place, as well as BB&TAM’s contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by BB&TAM, which included an analysis of performance and investment processes. The Board also received profitability information from the Adviser. The Independent Trustees also deliberated outside the presence of management and the Adviser.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of the Continuance, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Adviser, as provided in the Advisory Agreement, were fair and reasonable and that the Continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of investment personnel of the Adviser responsible for the oversight of the Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Adviser to provide high quality service to the Trust, and the Trustees’ overall confidence in the Adviser’s integrity.

The Trustees received information concerning the investment processes applied in managing the Fund as well as the Adviser’s Form ADV. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Fund. The Trustees evaluated the procedures of the Adviser designed to fulfill the Adviser’s fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser’s codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Adviser, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of the services was satisfactory.

Investment Performance

The Trustees considered performance results of the Fund in absolute terms and relative to both its benchmark index and peer group. It was noted that, on a year-to-date basis, the Fund had achieved its investment goal of closely tracking the performance of the S&P 500® Index.

Cost of Services, Including the Profits Realized by the Adviser and Affiliates

The Trustees noted that the Adviser was not currently charging an advisory fee and will not do so for so long as Fund assets are invested entirely in an underlying portfolio. Notably, that underlying portfolio is sponsored and managed by an entity unaffiliated with the Adviser. The Adviser does earn fees from the Fund for administrative services.

It was in the context described above that the Trustees considered issues related to the profitability of the Adviser. The Trustees reviewed profitability information provided by the Adviser with respect to its services. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented the Adviser’s own determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability relating to Fund servicing because comparative information is not generally publicly available and could be affected by numerous factors. Based on their review, the Trustees concluded that the profitability to the Adviser as a result of its relationship with the Fund was acceptable.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Fund’s assets. Given that no investment advisory fee is currently being charged by BB&TAM, the Trustees determined that the growth of the Fund would not result in greater economies of scale on the advisory fee level. Because no investment advisory fee is currently being charged by BB&TAM and the investment advisory fee charged by the underlying portfolio is sufficiently low (0.05% of the average daily net assets of the underlying portfolio), the Fund is effectively benefiting from economies of scale.

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Fund rests with its Board of Trustees (“Trustees”) who are elected by shareholders of the Fund. The Trustees elect the officers of the Fund to supervise actively its day-to-day operations. The names of the Trustees, birth date, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Fund are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, Fifth Floor, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES

Name and Birthdate	Position(s) Held With The Funds	Term of Office and Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Thomas W. Lambeth Birthdate: 01/35	Trustee Chairman of the Board of Trustees	Indefinite, 8/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation	30	None

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 8/00 — Present	From December 2003 to present, CEO, Montecito Advisors, Inc.	30	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 2/01 — Present	From July 1998 to present, President of Peace College	30	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite 5/04 — present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as the Director of Private Client Group and Senior Executive Vice President	30	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite 11/04 — present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.	30	None
The following table shows information for the trustee who is an “interested person” of the Fund as defined in the 1940 Act: INTERESTED TRUSTEE

R. Lee Youngblood** Birthdate: 01/47	Trustee	Indefinite, 1/09 — Present	From April 1971 to present, employee of Branch Banking and Trust Company (currently Executive Vice President)	30	Director, Sterling Capital Management, LLC; Director, Scott & Stringfellow, LLC; Director, BB&T Investment Services, Inc.

*	The BB&T Fund Complex consists of two open-end investment management companies: BB&T Funds and BB&T Variable Insurance Funds.
**	Mr. Youngblood is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he owns shares of BB&T Corporation.

Continued

Information about Trustees and Officers (Unaudited)

The following table shows information for officers of the Fund:

OFFICERS

Name and Birthdate	Position(s) Held With The Funds	Term of Office and Length of Time Served	Principal Occupation During the Past 5 Years
E.G. Purcell, III Birthdate: 01/55	President and Secretary	Indefinite, President and Secretary, 11/08 —Present; Vice President, 11/00 — 11/08	From 1995 to present, Senior Vice President, BB&T Asset Management, Inc. and its predecessors

Todd M. Miller Birthdate: 9/71	Vice President	Indefinite, 8/05 —Present	From May 2009 to present, Vice President BB&T Asset Management from June 2008 to May 2009, Mutual Funds Administrator, BB&T Asset Management, Inc.; from May 2001 to May 2005, Manager, BISYS Fund Services

Clinton L. Ward Birthdate: 11/69	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 4/07 —Present	From July 2004 to present, Chief Compliance Officer and Secretary, BB&T Asset Management, Inc.; from January 2002 to July 2004, Compliance Analyst, Evergreen Investments, N.A.

Andrew J. McNally Birthdate: 12/70	Treasurer	Indefinite, 4/07 —Present	From January 2007 to present, Vice President and Senior Director, and from July 2000 to December 2006, Director, Fund Accounting and Administration Department, PNC Global Investment Servicing (U.S.) Inc.

Avery Maher Birthdate: 02/45	Assistant Secretary	Indefinite, 4/07 —Present	From March 2006 to present, Vice President and Counsel, Regulatory Administration Department, PNC Global Investment Servicing (U.S.) Inc.; from October 2004 to August 2005, Vice President and Assistant General Counsel, JPMorgan Asset Management; from 1992 to 2004, Second Vice President and Assistant Secretary, John Hancock Advisers, LLC

S&P 500 Stock Master Portfolio	Schedule of Investments December 31, 2009 (Percentages shown are based on Net Assets)

Consumer Discretionary—10.5%
Common Stocks	Shares	Value
Auto Components—0.2%
The Goodyear Tire & Rubber Co. (a)	48,235	$680,114
Johnson Controls, Inc.	134,925	3,675,357

		4,355,471

Automobiles—0.4%
Ford Motor Co. (a)	666,371	6,663,710
Harley-Davidson, Inc. (b)	47,092	1,186,718

		7,850,428

Distributors—0.1%
Genuine Parts Co.	32,607	1,237,762

Diversified Consumer Services—0.2%
Apollo Group, Inc. Class A (a)	25,934	1,571,082
DeVry, Inc.	12,640	717,067
H&R Block, Inc.	66,797	1,510,948

		3,799,097

Hotels, Restaurants & Leisure—1.5%
Carnival Corp. (a)	88,592	2,807,481
Darden Restaurants, Inc. (b)	28,429	997,005
International Game Technology	59,686	1,120,306
Marriott International, Inc. Class A (b)	50,560	1,377,760
McDonald’s Corp.	218,280	13,629,403
Starbucks Corp. (a)	150,723	3,475,672
Starwood Hotels & Resorts Worldwide, Inc. (b)	37,947	1,387,722
Wyndham Worldwide Corp. (b)	35,154	709,056
Wynn Resorts, Ltd.	13,971	813,531
Yum! Brands, Inc.	94,775	3,314,282

		29,632,218

Household Durables—0.3%
The Black & Decker Corp.	12,384	802,855
D.R. Horton, Inc.	54,843	596,143
Fortune Brands, Inc. (b)	30,227	1,305,806
Harman International Industries, Inc.	13,923	491,204
Leggett & Platt, Inc. (b)	30,830	628,932
Lennar Corp. Class A	31,059	396,624
Newell Rubbermaid, Inc. (b)	55,415	831,779
Pulte Homes, Inc. (a)	61,674	616,740
Whirlpool Corp. (b)	14,840	1,196,994

		6,867,077

Internet & Catalog Retail—0.6%
Amazon.com, Inc. (a)	67,459	9,074,585
Expedia, Inc. (a)(b)	42,183	1,084,525
priceline.com, Inc. (a)(b)	8,793	1,921,270

		12,080,380

Leisure Equipment & Products—0.1%
Eastman Kodak Co. (a)(b)	53,284	224,858
Hasbro, Inc. (b)	25,455	816,087
Mattel, Inc.	72,074	1,440,039

		2,480,984

Media—2.8%
CBS Corp. Class B	136,762	1,921,506
Comcast Corp. Class A	577,537	9,737,274
DirecTV Class A (a)	192,810	6,430,213
Gannett Co., Inc. (b)	48,072	713,869

Consumer Discretionary, continued
Common Stocks	Shares	Value
Media, continued
Interpublic Group of Cos., Inc. (a)(b)	99,201	$732,103
The McGraw-Hill Cos., Inc.	63,078	2,113,744
Meredith Corp.	6,969	214,994
The New York Times Co. Class A (a)	24,016	296,838
News Corp. Class A	456,111	6,244,160
Omnicom Group, Inc. (b)	62,915	2,463,122
Scripps Networks Interactive, Inc. Class A	17,681	733,762
Time Warner Cable, Inc.	71,444	2,957,067
Time Warner, Inc.	236,303	6,885,869
Viacom, Inc. Class B (a)	122,834	3,651,855
The Walt Disney Co. (b)	388,743	12,536,962
The Washington Post Co. Class B	1,262	555,654

		58,188,992

Multiline Retail—1.9%
Big Lots, Inc. (a)	17,175	497,732
Family Dollar Stores, Inc.	28,451	791,791
J.C. Penney Co., Inc. (b)	47,931	1,275,444
Kohl’s Corp. (a)(b)	61,604	3,322,304
Macy’s, Inc. (b)	84,900	1,422,924
Nordstrom, Inc. (b)	33,577	1,261,824
Sears Holdings Corp. (a)(b)	9,927	828,408
Target Corp. (b)	152,252	7,364,429
Wal-Mart Stores, Inc.	431,456	23,061,323

		39,826,179

Specialty Retail—1.9%
Abercrombie & Fitch Co. Class A	17,986	626,812
AutoNation, Inc. (a)(b)	19,167	367,048
AutoZone, Inc. (a)(b)	6,104	964,859
Bed Bath & Beyond, Inc. (a)(b)	53,402	2,062,919
Best Buy Co., Inc.	68,559	2,705,338
GameStop Corp. Class A (a)(b)	33,806	741,704
The Gap, Inc.	96,646	2,024,734
The Home Depot, Inc.	344,013	9,952,296
Limited Brands, Inc.	54,571	1,049,946
Lowe’s Cos., Inc.	297,916	6,968,255
O’Reilly Automotive, Inc. (a)(b)	27,733	1,057,182
Office Depot, Inc. (a)(b)	56,955	367,360
RadioShack Corp. (b)	24,694	481,533
Ross Stores, Inc. (b)	24,846	1,061,173
The Sherwin-Williams Co. (b)	18,925	1,166,726
Staples, Inc.	145,520	3,578,337
The TJX Cos., Inc.	85,076	3,109,528
Tiffany & Co.	25,327	1,089,061

		39,374,811

Textiles, Apparel & Luxury Goods—0.5%
Coach, Inc.	64,329	2,349,938
NIKE, Inc. Class B	78,843	5,209,157
Polo Ralph Lauren Corp.	11,591	938,639
VF Corp. (b)	18,052	1,322,129

		9,819,863

Total Consumer Discretionary		215,513,262

Continued

S&P 500 Stock Master Portfolio	Schedule of Investments December 31, 2009 (Percentages shown are based on Net Assets)

Consumer Staples—10.0%
Common Stocks	Shares	Value
Beverages—2.6%
Brown-Forman Corp. Class B (b)	22,343	$1,196,915
The Coca-Cola Co.	468,532	26,706,324
Coca-Cola Enterprises, Inc.	64,362	1,364,474
Constellation Brands, Inc. (a)	40,667	647,825
Dr Pepper Snapple Group, Inc.	50,652	1,433,452
Molson Coors Brewing Co. Class B (b)	31,860	1,438,798
Pepsi Bottling Group, Inc.	29,210	1,095,375
PepsiCo, Inc.	315,563	19,186,230

		53,069,393

Food & Staples Retailing—1.5%
CVS Caremark Corp.	285,398	9,192,670
Costco Wholesale Corp.	88,279	5,223,468
The Kroger Co.	131,983	2,709,611
SUPERVALU, Inc. (b)	43,040	547,038
Safeway, Inc.	82,562	1,757,745
Sysco Corp.	119,857	3,348,805
Walgreen Co. (b)	200,109	7,348,002
Whole Foods Market, Inc. (a)(b)	27,988	768,271

		30,895,610

Food Products—1.6%
Archer Daniels Midland Co. (b)	130,127	4,074,276
Campbell Soup Co.	38,652	1,306,438
ConAgra Foods, Inc.	89,353	2,059,587
Dean Foods Co. (a)	36,292	654,708
General Mills, Inc.	66,140	4,683,373
H.J. Heinz Co.	63,337	2,708,290
The Hershey Co.	33,349	1,193,561
Hormel Foods Corp.	14,312	550,296
The J.M. Smucker Co.	23,730	1,465,328
Kellogg Co. (b)	51,553	2,742,620
Kraft Foods, Inc. Class A (a)	298,908	8,124,319
McCormick & Co., Inc. (b)	26,655	963,045
Sara Lee Corp. (b)	140,064	1,705,980
Tyson Foods, Inc. Class A	62,224	763,488

		32,995,309

Household Products—2.5%
Colgate-Palmolive Co.	100,604	8,264,619
The Clorox Co.	28,426	1,733,986
Kimberly-Clark Corp.	84,098	5,357,883
The Procter & Gamble Co.	590,720	35,815,354

		51,171,842

Personal Products—0.3%
Avon Products, Inc.	86,698	2,730,987
The Estee Lauder Cos., Inc. Class A	24,028	1,161,994
Mead Johnson Nutrition Co.	40,873	1,786,150

		5,679,131

Tobacco—1.5%
Altria Group, Inc.	419,309	8,231,036
Lorillard, Inc.	32,582	2,614,054
Philip Morris International, Inc.	385,177	18,561,679
Reynolds American, Inc. (b)	34,302	1,816,977

		31,223,746

Total Consumer Staples		205,035,031

Energy—11.3%
Common Stocks	Shares	Value
Energy Equipment & Services—1.8%
BJ Services Co.	59,107	$1,099,390
Baker Hughes, Inc. (b)	62,760	2,540,525
Cameron International Corp. (a)(b)	48,905	2,044,229
Diamond Offshore Drilling, Inc. (b)	14,037	1,381,521
FMC Technologies, Inc. (a)(b)	24,849	1,437,266
Halliburton Co.	182,600	5,494,434
Nabors Industries Ltd. (a)	57,028	1,248,343
National Oilwell Varco, Inc.	84,757	3,736,936
Rowan Cos., Inc. (a)	23,256	526,516
Schlumberger Ltd.	242,854	15,807,367
Smith International, Inc. (b)	49,283	1,339,019

		36,655,546

Oil, Gas & Consumable Fuels—9.5%
Anadarko Petroleum Corp. (b)	99,492	6,210,291
Apache Corp.	68,039	7,019,584
Cabot Oil & Gas Corp. (b)	20,684	901,616
Chesapeake Energy Corp. (b)	130,699	3,382,490
Chevron Corp.	405,646	31,230,685
ConocoPhillips	300,077	15,324,932
CONSOL Energy, Inc.	36,462	1,815,808
Denbury Resources, Inc. (a)(b)	51,007	754,904
Devon Energy Corp.	89,895	6,607,282
EOG Resources, Inc. (b)	51,103	4,972,322
El Paso Corp.	139,730	1,373,546
Exxon Mobil Corp.	959,709	65,442,557
Hess Corp.	58,490	3,538,645
Marathon Oil Corp.	143,362	4,475,762
Massey Energy Co. (b)	17,498	735,091
Murphy Oil Corp.	38,677	2,096,293
Noble Energy, Inc.	34,789	2,477,673
Occidental Petroleum Corp.	164,176	13,355,718
Peabody Energy Corp.	54,337	2,456,576
Pioneer Natural Resources Co. (b)	22,944	1,105,212
Range Resources Corp. (b)	31,786	1,584,532
Southwestern Energy Co. (a)	69,361	3,343,200
Spectra Energy Corp. (b)	131,402	2,695,055
Sunoco, Inc. (b)	23,728	619,301
Tesoro Corp. (b)	28,979	392,665
Valero Energy Corp.	114,054	1,910,404
The Williams Cos., Inc.	118,051	2,488,515
XTO Energy, Inc.	117,493	5,466,949

		193,777,608

Total Energy		230,433,154

Financials—14.1%
Common Stocks	Shares	Value
Capital Markets—2.7%
Ameriprise Financial, Inc.	51,023	1,980,713
The Bank of New York Mellon Corp.	243,747	6,817,604
The Charles Schwab Corp.	191,517	3,604,350
E*TRADE Financial Corp. (a)	300,715	526,251
Federated Investors, Inc. Class B	18,116	498,190
Franklin Resources, Inc.	30,205	3,182,097
The Goldman Sachs Group, Inc.	103,967	17,553,788
Invesco Ltd.	85,763	2,014,573
Janus Capital Group, Inc.	36,685	493,413
Legg Mason, Inc.	32,929	993,139

Continued

S&P 500 Stock Master Portfolio	Schedule of Investments December 31, 2009 (Percentages shown are based on Net Assets)

Financials, continued
Common Stocks	Shares	Value
Capital Markets, continued
Morgan Stanley (b)	275,087	$8,142,575
Northern Trust Corp.	48,967	2,565,871
State Street Corp.	100,209	4,363,100
T Rowe Price Group, Inc.	51,669	2,751,374

		55,487,038

Commercial Banks—2.7%
BB&T Corp.	139,348	3,535,259
Comerica, Inc.	30,769	909,839
Fifth Third Bancorp	161,628	1,575,873
First Horizon National Corp. (a)	43,391	581,433
Huntington Bancshares, Inc.	145,740	531,951
KeyCorp	178,242	989,243
M&T Bank Corp. (b)	16,746	1,120,140
Marshall & Ilsley Corp.	102,859	560,582
PNC Financial Services Group, Inc. (c)	93,431	4,932,222
Regions Financial Corp.	241,386	1,276,932
SunTrust Banks, Inc.	101,510	2,059,638
U.S. Bancorp	386,966	8,710,605
Wells Fargo & Co.	1,032,356	27,863,288
Zions BanCorp. (b)	26,383	338,494

		54,985,499

Consumer Finance—0.8%
American Express Co.	240,587	9,748,585
Capital One Financial Corp.	91,172	3,495,535
Discover Financial Services	108,882	1,601,654
SLM Corp. (a)	95,835	1,080,060

		15,925,834

Diversified Financial Services—4.2%
Bank of America Corp.	2,009,133	30,257,543
CME Group, Inc.	13,460	4,521,887
Citigroup, Inc.	3,935,405	13,026,191
IntercontinentalExchange, Inc. (a)	14,838	1,666,307
JPMorgan Chase & Co.	796,752	33,200,656
Leucadia National Corp. (a)	38,525	916,510
Moody’s Corp. (b)	39,532	1,059,458
The NASDAQ OMX Group, Inc. (a)	28,872	572,243
NYSE Euronext	51,778	1,309,983

		86,530,778

Insurance—2.4%
Aon Corp.	54,848	2,102,872
Aflac, Inc. (b)	94,768	4,383,020
The Allstate Corp. (b)	107,743	3,236,600
American International Group, Inc. (a)(b)	27,346	819,833
Assurant, Inc.	22,944	676,389
Chubb Corp. (b)	69,225	3,404,485
Cincinnati Financial Corp. (b)	32,753	859,439
Genworth Financial, Inc. Class A (a)	97,673	1,108,588
Hartford Financial Services Group, Inc.	77,795	1,809,512
Lincoln National Corp.	61,225	1,523,278
Loews Corp.	73,192	2,660,529
Marsh & McLennan Cos., Inc.	106,611	2,353,971
MetLife, Inc.	165,750	5,859,262
Principal Financial Group, Inc.	64,851	1,559,018
The Progressive Corp. (a)(b)	135,129	2,430,971
Prudential Financial, Inc.	93,389	4,647,037

Financials, continued
Common Stocks	Shares	Value
Insurance, continued
Torchmark Corp.	16,467	$723,725
The Travelers Cos., Inc.	110,621	5,515,563
Unum Group	67,469	1,316,995
XL Capital Ltd. Class A	68,064	1,247,613

		48,238,700

Real Estate Investment Trusts (REITs)—1.2%
Apartment Investment & Management Co.	24,068	383,162
AvalonBay Communities, Inc.	16,301	1,338,475
Boston Properties, Inc.	27,755	1,861,528
Equity Residential (b)	55,502	1,874,857
HCP, Inc. (b)	59,581	1,819,604
Health Care REIT, Inc. (b)	24,531	1,087,214
Host Hotels & Resorts, Inc. (a)(b)	128,396	1,498,381
Kimco Realty Corp.	79,617	1,077,218
Plum Creek Timber Co., Inc. (b)	32,626	1,231,958
ProLogis	94,194	1,289,516
Public Storage	27,586	2,246,880
Simon Property Group, Inc.	58,106	4,636,859
Ventas, Inc. (b)	31,855	1,393,338
Vornado Realty Trust	31,820	2,225,491

		23,964,481

Real Estate Management & Development—0.0%
CB Richard Ellis Group, Inc. Class A (a)	52,965	718,735

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	94,054	1,291,361
People’s United Financial, Inc. (b)	69,207	1,155,757

		2,447,118

Total Financials		288,298,183

Health Care—12.4%
Common Stocks	Shares	Value
Biotechnology—1.5%
Amgen, Inc. (a)	204,747	11,582,538
Biogen Idec, Inc. (a)	58,567	3,133,335
Celgene Corp. (a)	93,033	5,180,077
Cephalon, Inc. (a)(b)	15,137	944,700
Genzyme Corp. (a)(b)	53,824	2,637,914
Gilead Sciences, Inc. (a)	182,107	7,881,591

		31,360,155

Health Care Equipment & Supplies—2.0%
Baxter International, Inc.	122,009	7,159,488
Becton Dickinson & Co. (b)	48,046	3,788,907
Boston Scientific Corp. (a)	306,299	2,756,691
C.R. Bard, Inc.	19,564	1,524,036
CareFusion Corp. (a)	34,979	874,825
DENTSPLY International, Inc. (b)	30,794	1,083,025
Hospira, Inc. (a)(b)	32,908	1,678,308
Intuitive Surgical, Inc. (a)	7,664	2,324,644
Medtronic, Inc. (b)	223,926	9,848,265
St. Jude Medical, Inc. (a)	67,802	2,493,758
Stryker Corp.	57,254	2,883,884
Varian Medical Systems, Inc. (a)(b)	24,715	1,157,898
Zimmer Holdings, Inc. (a)	43,199	2,553,493

		40,127,222

Continued

S&P 500 Stock Master Portfolio	Schedule of Investments December 31, 2009 (Percentages shown are based on Net Assets)

Health Care, continued
Common Stocks	Shares	Value
Health Care Providers & Services—2.1%
Aetna, Inc.	87,892	$2,786,176
AmerisourceBergen Corp. (b)	58,570	1,526,920
CIGNA Corp.	55,622	1,961,788
Cardinal Health, Inc.	73,639	2,374,121
Coventry Health Care, Inc. (a)(b)	30,271	735,283
DaVita, Inc. (a)	20,804	1,222,027
Express Scripts, Inc. (a)	55,633	4,809,473
Humana, Inc. (a)	33,875	1,486,774
Laboratory Corp. of America Holdings (a)(b)	21,584	1,615,347
McKesson Corp. (b)	54,306	3,394,125
Medco Health Solutions, Inc. (a)	96,509	6,167,890
Patterson Cos., Inc. (a)(b)	18,873	528,066
Quest Diagnostics, Inc. (b)	31,071	1,876,067
Tenet Healthcare Corp. (a)	89,297	481,311
UnitedHealth Group, Inc.	235,157	7,167,585
WellPoint, Inc. (a)	92,795	5,409,021

		43,541,974

Health Care Technology—0.1%
IMS Health, Inc.	35,916	756,391

Life Sciences Tools & Services—0.4%
Life Technologies Corp. (a)	35,755	1,867,484
Millipore Corp. (a)(b)	11,124	804,821
PerkinElmer, Inc.	22,859	470,667
Thermo Fisher Scientific, Inc. (a)	82,714	3,944,631
Waters Corp. (a)	19,285	1,194,898

		8,282,501

Pharmaceuticals—6.3%
Abbott Laboratories	312,810	16,888,612
Allergan, Inc.	62,303	3,925,712
Bristol-Myers Squibb Co.	346,235	8,742,434
Eli Lilly & Co.	204,631	7,307,373
Forest Laboratories, Inc. (a)	60,372	1,938,545
Johnson & Johnson	557,840	35,930,474
King Pharmaceuticals, Inc. (a)	50,653	621,512
Merck & Co., Inc.	617,644	22,568,712
Mylan, Inc. (a)(b)	61,932	1,141,407
Pfizer, Inc.	1,631,597	29,678,749
Watson Pharmaceuticals, Inc. (a)	21,716	860,171

		129,603,701

Total Health Care		253,671,944

Industrials—10.0%
Common Stocks	Shares	Value
Aerospace & Defense—2.7%
The Boeing Co.	147,030	7,958,734
General Dynamics Corp.	78,111	5,324,827
Goodrich Corp. (b)	25,169	1,617,108
Honeywell International, Inc.	153,737	6,026,490
ITT Corp. (b)	36,867	1,833,765
L-3 Communications Holdings, Inc.	23,555	2,048,107
Lockheed Martin Corp.	64,769	4,880,344
Northrop Grumman Corp. (b)	63,578	3,550,831
Precision Castparts Corp.	28,524	3,147,623
Raytheon Co.	77,628	3,999,395

Industrials, continued
Common Stocks	Shares	Value
Aerospace & Defense, continued
Rockwell Collins, Inc.	31,429	$1,739,909
United Technologies Corp.	189,633	13,162,427

		55,289,560

Air Freight & Logistics—1.0%
C.H. Robinson Worldwide, Inc.	34,058	2,000,226
Expeditors International of Washington, Inc.	43,037	1,494,675
FedEx Corp. (b)	63,274	5,280,215
United Parcel Service, Inc. Class B (b)	200,829	11,521,560

		20,296,676

Airlines—0.1%
Southwest Airlines Co. (b)	150,333	1,718,306

Building Products—0.0%
Masco Corp.	71,148	982,554

Commercial Services & Supplies—0.5%
Avery Dennison Corp.	23,083	842,299
Cintas Corp. (b)	25,888	674,382
Iron Mountain, Inc. (a)	36,926	840,436
Pitney Bowes, Inc.	42,240	961,383
R.R. Donnelley & Sons Co.	40,990	912,847
Republic Services, Inc.	65,120	1,843,547
Stericycle, Inc. (a)(b)	17,183	947,986
Waste Management, Inc. (b)	99,243	3,355,406

		10,378,286

Construction & Engineering—0.2%
Fluor Corp.	36,383	1,638,690
Jacobs Engineering Group, Inc. (a)(b)	25,372	954,241
Quanta Services, Inc. (a)	41,459	864,006

		3,456,937

Electrical Equipment—0.5%
Emerson Electric Co. (b)	152,245	6,485,637
First Solar, Inc. (a)(b)	9,839	1,332,201
Rockwell Automation, Inc. (b)	28,643	1,345,648
Roper Industries, Inc.	18,408	964,027

		10,127,513

Industrial Conglomerates—2.2%
3M Co. (b)	142,857	11,809,988
General Electric Co.	2,152,761	32,571,274
Textron, Inc. (b)	54,796	1,030,713

		45,411,975

Machinery—1.6%
Caterpillar, Inc. (b)	126,026	7,182,222
Cummins, Inc.	40,365	1,851,139
Danaher Corp.	52,761	3,967,627
Deere & Co.	85,653	4,632,971
Dover Corp.	37,889	1,576,561
Eaton Corp.	33,705	2,144,312
Flowserve Corp.	11,217	1,060,343
Illinois Tool Works, Inc.	78,159	3,750,851
PACCAR, Inc. (b)	72,921	2,644,845
Pall Corp.	23,982	868,148
Parker Hannifin Corp.	32,117	1,730,464

Continued

S&P 500 Stock Master Portfolio	Schedule of Investments December 31, 2009 (Percentages shown are based on Net Assets)

Industrials, continued
Common Stocks	Shares	Value
Machinery, continued
Snap-On, Inc. (b)	11,836	$500,189
The Stanley Works (b)	16,479	848,833

		32,758,505

Professional Services—0.1%
Dun & Bradstreet Corp. (b)	10,510	886,729
Equifax, Inc.	24,910	769,470
Monster Worldwide, Inc. (a)(b)	26,159	455,166
Robert Half International, Inc. (b)	30,282	809,438

		2,920,803

Road & Rail—1.0%
Burlington Northern Santa Fe Corp.	53,075	5,234,256
CSX Corp.	79,577	3,858,689
Norfolk Southern Corp.	74,613	3,911,213
Ryder System, Inc. (b)	11,550	475,514
Union Pacific Corp. (b)	102,124	6,525,724

		20,005,396

Trading Companies & Distributors—0.1%
Fastenal Co. (b)	26,957	1,122,489
W.W. Grainger, Inc. (b)	12,661	1,225,965

		2,348,454

Total Industrials		205,694,965

Information Technology—19.5%
Common Stocks	Shares	Value
Communications Equipment—2.5%
Cisco Systems, Inc. (a)	1,163,163	27,846,122
Harris Corp.	26,220	1,246,761
JDS Uniphase Corp. (a)	43,679	360,352
Juniper Networks, Inc. (a)	106,277	2,834,407
Motorola, Inc. (a)(b)	467,653	3,628,987
QUALCOMM, Inc.	337,823	15,627,692
Tellabs, Inc. (a)	74,485	423,075

		51,967,396

Computers & Peripherals—5.8%
Apple, Inc. (a)	182,102	38,398,028
Dell, Inc. (a)	348,681	5,007,059
EMC Corp. (a)	411,514	7,189,150
Hewlett-Packard Co.	479,443	24,696,109
International Business Machines Corp.	265,591	34,765,862
Lexmark International, Inc. Class A (a)(b)	15,437	401,053
NetApp, Inc. (a)	68,857	2,367,992
QLogic Corp. (a)(b)	23,644	446,162
SanDisk Corp. (a)(b)	45,450	1,317,595
Sun Microsystems, Inc. (a)	153,364	1,437,021
Teradata Corp. (a)	34,341	1,079,338
Western Digital Corp. (a)	45,619	2,014,079

		119,119,448

Electronic Equipment, Instruments & Components—0.6%
Agilent Technologies, Inc. (a)(b)	69,754	2,167,257
Amphenol Corp. Class A (b)	34,499	1,593,164
Corning, Inc. (b)	313,469	6,053,086
FLIR Systems, Inc. (a)	30,495	997,796

Information Technology, continued
Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components, continued
Jabil Circuit, Inc.	39,243	$681,651
Molex, Inc. (b)	28,010	603,616

		12,096,570

IT Services—1.6%
Affiliated Computer Services, Inc. Class A (a)	19,885	1,186,936
Automatic Data Processing, Inc.	101,987	4,367,083
Cognizant Technology Solutions Corp. Class A (a)	59,772	2,707,672
Computer Sciences Corp. (a)	31,043	1,785,904
Fidelity National Information Services, Inc.	65,404	1,533,070
Fiserv, Inc. (a)	31,116	1,508,504
Mastercard, Inc. Class A	19,443	4,977,019
Paychex, Inc. (b)	65,259	1,999,536
SAIC, Inc. (a)	60,876	1,152,991
Total System Services, Inc. (b)	39,638	684,548
Visa, Inc. Class A (b)	90,315	7,898,950
The Western Union Co.	140,358	2,645,748

		32,447,961

Internet Software & Services—2.0%
Akamai Technologies, Inc. (a)(b)	34,970	885,790
eBay, Inc. (a)	227,759	5,361,447
Google, Inc. Class A (a)	48,754	30,226,505
VeriSign, Inc. (a)	37,990	920,877
Yahoo!, Inc. (a)	241,273	4,048,561

		41,443,180

Office Electronics—0.1%
Xerox Corp.	175,551	1,485,161

Semiconductors & Semiconductor Equipment—2.6%
Advanced Micro Devices, Inc. (a)	114,752	1,110,799
Altera Corp.	58,815	1,330,984
Analog Devices, Inc.	58,347	1,842,598
Applied Materials, Inc.	269,951	3,763,117
Broadcom Corp. Class A (a)	87,311	2,745,931
Intel Corp.	1,116,636	22,779,375
KLA-Tencor Corp.	34,633	1,252,329
LSI Corp. (a)	133,993	805,298
Linear Technology Corp.	45,408	1,386,760
MEMC Electronic Materials, Inc. (a)(b)	44,573	607,084
Microchip Technology, Inc. (b)	36,416	1,058,249
Micron Technology, Inc. (a)	172,449	1,821,062
NVIDIA Corp. (a)(b)	111,702	2,086,593
National Semiconductor Corp. (b)	47,302	726,559
Novellus Systems, Inc. (a)(b)	19,918	464,886
Teradyne, Inc. (a)	35,964	385,894
Texas Instruments, Inc.	253,596	6,608,712
Xilinx, Inc. (b)	55,940	1,401,856

		52,178,086

Software—4.3%
Adobe Systems, Inc. (a)	105,336	3,874,258
Autodesk, Inc. (a)	46,621	1,184,640
BMC Software, Inc. (a)	37,049	1,485,665
CA, Inc.	79,267	1,780,337
Citrix Systems, Inc. (a)(b)	37,151	1,545,853

Continued

S&P 500 Stock Master Portfolio	Schedule of Investments December 31, 2009 (Percentages shown are based on Net Assets)

Information Technology, continued
Common Stocks	Shares	Value
Software, continued
Compuware Corp. (a)	45,978	$332,421
Electronic Arts, Inc. (a)(b)	66,073	1,172,796
Intuit, Inc. (a)	64,319	1,975,236
McAfee, Inc. (a)	31,920	1,294,994
Microsoft Corp.	1,561,737	47,617,361
Novell, Inc. (a)	71,638	297,298
Oracle Corp.	790,776	19,405,643
Red Hat, Inc. (a)	37,274	1,151,767
Salesforce.com, Inc. (a)(b)	22,290	1,644,333
Symantec Corp. (a)	164,344	2,940,114

		87,702,716

Total Information Technology		398,440,518

Materials—3.5%
Common Stocks	Shares	Value
Chemicals—1.9%
Air Products & Chemicals, Inc. (b)	42,946	3,481,203
Airgas, Inc.	16,738	796,729
CF Industries Holdings, Inc.	9,918	900,356
The Dow Chemical Co.	231,515	6,396,759
EI du Pont de Nemours & Co.	182,947	6,159,825
Eastman Chemical Co.	14,579	878,239
Ecolab, Inc. (b)	48,186	2,148,132
FMC Corp. (b)	14,707	820,062
International Flavors & Fragrances, Inc.	16,256	668,772
Monsanto Co.	110,282	9,015,554
PPG Industries, Inc. (b)	33,965	1,988,311
Praxair, Inc.	62,125	4,989,259
Sigma-Aldrich Corp. (b)	24,499	1,237,934

		39,481,135

Construction Materials—0.1%
Vulcan Materials Co.	25,402	1,337,923

Containers & Packaging—0.2%
Ball Corp. (b)	19,117	988,349
Bemis Co., Inc.	21,885	648,890
Owens-Illinois, Inc. (a)	33,440	1,099,173
Pactiv Corp. (a)	27,082	653,760
Sealed Air Corp. (b)	32,383	707,892

		4,098,064

Metals & Mining—1.1%
AK Steel Holding Corp. (b)	21,502	459,068
Alcoa, Inc.	197,558	3,184,635
Allegheny Technologies, Inc.	20,120	900,772
Cliffs Natural Resources, Inc.	26,041	1,200,230
Freeport-McMoRan Copper & Gold, Inc. (a)	86,633	6,955,764
Newmont Mining Corp.	99,263	4,696,132
Nucor Corp.	63,838	2,978,043
Titanium Metals Corp. (a)	17,881	223,870
United States Steel Corp. (b)	29,217	1,610,441

		22,208,955

Materials, continued
Common Stocks	Shares	Value
Paper & Forest Products—0.2%
International Paper Co. (b)	86,789	$2,324,210
MeadWestvaco Corp.	34,856	997,927
Weyerhaeuser Co. (b)	42,636	1,839,317

		5,161,454

Total Materials		72,287,531

Telecommunication Services—3.1%
Common Stocks	Shares	Value
Diversified Telecommunication Services—2.8%
AT&T, Inc.	1,193,106	33,442,761
CenturyTel, Inc.	60,486	2,190,198
Frontier Communications Corp.(b)	63,960	499,528
Qwest Communications International, Inc.	299,089	1,259,165
Verizon Communications, Inc.	574,455	19,031,694
Windstream Corp. (b)	89,095	979,154

		57,402,500

Wireless Telecommunication Services—0.3%
American Tower Corp. Class A(a)(b)	80,673	3,485,880
MetroPCS Communications, Inc. (a)(b)	51,907	396,051
Sprint Nextel Corp. (a)	594,890	2,177,297

		6,059,228

Total Telecommunication Services		63,461,728

Utilities—3.6%
Common Stocks	Shares	Value
Electric Utilities—2.0%
Allegheny Energy, Inc.	34,178	802,499
American Electric Power Co., Inc.	96,796	3,367,533
Duke Energy Corp.	264,194	4,546,779
Edison International	65,300	2,271,134
Entergy Corp.	38,295	3,134,063
Exelon Corp. (b)	133,458	6,522,093
FPL Group, Inc.	83,757	4,424,045
FirstEnergy Corp.	61,805	2,870,842
Northeast Utilities (b)	35,903	925,938
PPL Corp.	76,359	2,467,159
Pepco Holdings, Inc.	44,898	756,531
Pinnacle West Capital Corp. (b)	19,942	729,478
Progress Energy, Inc.	56,711	2,325,718
Southern Co. (b)	161,940	5,395,841

		40,539,653

Gas Utilities—0.1%
EQT Corp. (b)	26,666	1,171,171
Nicor, Inc.	9,098	383,026
Questar Corp. (b)	35,495	1,475,527

		3,029,724

Independent Power Producers & Energy Traders—0.2%
The AES Corp. (a)	133,507	1,776,978
Constellation Energy Group, Inc. (b)	40,351	1,419,145

		3,196,123

Continued

S&P 500 Stock Master Portfolio	Schedule of Investments December 31, 2009 (Percentages shown are based on Net Assets)

Utilities, continued
Common Stocks	Shares	Value
Multi-Utilities—1.3%
Ameren Corp.	47,362	$1,323,768
CMS Energy Corp.	46,731	731,808
Centerpoint Energy, Inc.	78,306	1,136,220
Consolidated Edison, Inc. (b)	56,285	2,557,028
DTE Energy Co.	33,526	1,461,398
Dominion Resources, Inc. (b)	120,216	4,678,807
Integrys Energy Group, Inc. (b)	14,978	628,926
NiSource, Inc.	54,771	842,378
PG&E Corp.	74,545	3,328,434
Public Service Enterprise Group, Inc.	102,537	3,409,355
SCANA Corp. (b)	21,871	824,099
Sempra Energy	49,926	2,794,858
TECO Energy, Inc. (b)	43,695	708,733
Wisconsin Energy Corp.	23,221	1,157,102
Xcel Energy, Inc.	91,377	1,939,020

		27,521,934

Total Utilities		74,287,434

Total Long-Term Investments (Cost—$2,027,153,574)—98.0%		2,007,123,750

Short-Term Securities
	Shares	Value
Money Market Funds—10.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.19% (c)(d)(e)	195,914,609	195,914,609
BlackRock Cash Funds: Prime, SL Agency Shares, 0.17% (c)(d)(e)	26,419,811	26,419,811

		222,334,420

	Par (000)	Value
U.S. Treasury Obligations—0.3%
U.S. Treasury Bill, 0.05%, 3/18/10 (f)(g)	$6,600	6,599,334

Total Short-Term Securities (Cost—$228,933,932)—11.1%		228,933,754

Total Investments (Cost—$2,256,087,506*)—109.1%		2,236,057,504
Liabilities in Excess of Other Assets—(9.1)%		(186,995,517)

Net Assets—100.0%		$2,049,061,987

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,310,792,546

Gross unrealized appreciation .	385,421,597
Gross unrealized depreciation	(460,156,639)

Net unrealized depreciation	$(74,735,042)

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sale Cost	Realized Loss	Income
BlackRock Cash Funds: Institutional	$—	$84,791,589[1]	$—	$1,187,179
BlackRock Cash Funds: Prime	$—	$20,208,165[1]	$—	$213,248
PNC Financial Services Group, Inc.	$5,608,784	$2,408,907	$(2,324,322)	$86,644

[1]	Represents net activity.

(d)	Represents the seven-day yield as of report date.
(e)	All or a portion of this security was purchased with the cash collateral from securities loaned.
(f)	All or a portion of this security has been pledged as collateral in connection with open financial futures contracts.
(g)	Rate shown is the yield to maturity as of the date of purchase.

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

Financial futures contracts purchased as of December 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Net Unrealized Appreciation
745	S&P 500 Index	Chicago	March 2010	$41,373,575	$371,447

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

S&P 500 Stock Master Portfolio	Portfolio Allocations December 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1
Long-Term Investments[1]	$2,007,123,750
Short-Term Investments	222,334,420

Total Level 1	2,229,458,170

Level 2
Short-Term Investments	6,599,334

Level 3	—

Total	$2,236,057,504

[1]	See above Schedule of Investments for values in each sector and industry.

Valuation Inputs	Other Financial Instruments[2]
Assets
Level 1	$371,447
Level 2	—
Level 3	—

Total	$371,447

[2]	Other financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the financial instruments.

Sector Allocation	Percent of Long Term Investment
Information Technology	20%
Financials	14
Health Care	13
Energy	11
Consumer Discretionary	11
Industrials	10
Consumer Staples	10
Utilities	4
Materials	4
Telecommunication Services	3

TOTAL	100.00%

S&P 500 Stock Master Portfolio

Statements of Assets and Liabilities
December 31, 2009
Assets
Investments at value—unaffiliated(1)(2)	$2,008,790,862
Investments at value—affiliated(3)	227,266,642
Dividends receivable	2,711,447
Securities lending income receivable— affiliated	50,960
Interest receivable	185

Total assets	2,238,820,096

Liabilities
Collateral at value—securities loaned	188,855,594
Investments purchased payable	370,549
Margin variation payable	428,585
Investment advisory fees payable	82,338
Professional fees payable	21,043

Total liabilities	189,758,109

Net Assets	$2,049,061,987

Net Assets Consist of
Investors’ capital	$2,068,720,542
Net unrealized appreciation/depreciation	(19,658,555)

Net Assets	$2,049,061,987

(1) Investments at cost—unaffiliated.	$2,026,395,032
(2) Securities loaned at value	$ 182,315,889
(3) Investments at cost—affiliated	$ 229,692,474

Statements of Operations
Year Ended December 31, 2009
Investment Income
Securities lending—affiliated	$1,311,105
Income—affiliated	175,966
Dividends—unaffiliated	40,159,784
Interest	9,618

Total income	41,656,473

Expenses
Investment advisory	867,730
Professional	25,783
Independent Trustees	14,998

Total expenses	908,511
Less expense reductions	(40,781)

Total expenses after expense reductions	867,730

Net investment income	40,788,743

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(74,411,726)
Financial futures contracts	11,258,599

(63,153,127)

Net change in unrealized appreciation/depreciation on:
Investments	451,897,142
Financial futures contracts	40,020

451,937,162

Total realized and unrealized gain	388,784,035

Net Increase in Net Assets Resulting from Operations	$429,572,778

See Notes to Financial Statements.

S&P 500 Stock Master Portfolio

Statements of Changes in Net Assets
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$40,788,743	$55,448,050
Net realized loss	(63,153,127)	(142,694,921)
Net change in unrealized appreciation/depreciation	451,937,162	(937,962,325)

Net increase (decrease) in net assets resulting from operations	429,572,778	(1,025,209,196)

Capital Transactions
Proceeds from contributions	451,069,480	600,316,999
Value of withdrawals	(522,559,993)	(804,875,751)

Net decrease in net assets derived from capital transactions	(71,490,513)	(204,558,752)

Net Assets
Total increase (decrease) in net assets	358,082,265	(1,229,767,948)
Beginning of year	1,690,979,722	2,920,747,670

End of year	$2,049,061,987	$1,690,979,722

See Notes to Financial Statements.

S&P 500 Stock Master Portfolio

Financial Highlights
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Total Investment Return
Total investment return	26.63%	(36.86)%	5.54%	15.75%	4.87%

Ratios to Average Net Assets
Total expenses	0.05%	0.05%	0.05%	0.05%	0.05%

Total expenses after expense reductions	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	2.35%	2.32%	1.98%	1.93%	1.84%

Supplemental Data
Net assets, end of year (000)	$2,049,062	$1,690,980	$2,920,748	$2,727,449	$2,408,526

Portfolio turnover(1)	5%	8%	7%	14%	10%

(1)	Portfolio turnover rates include in-kind transactions, if any.

See Notes to Financial Statements.

S&P 500 Stock Master Portfolio

Notes to the Financial Statements

1.	Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, and is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate only to the S&P 500 Stock Master Portfolio (formerly the S&P 500 Index Master Portfolio) (the “Master Portfolio”). The Master Portfolio financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation of Investments: Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides transactional pricing information are valued via independent pricing services generally at the exchange closing price. If an exchange closing price is not available, the last traded price for that day is used. If an equity security is traded on more than one exchange, the current market value of the security where it is primarily traded will be used. In the event there are no sales on the day of valuation, the last bid price, if available, will be used as the value of the security.

Financial futures contracts traded on exchanges are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service.

Shares of open-end investment companies are valued at net asset value. Shares of exchange-traded funds are valued at their most recent closing price on the exchange on which they are primarily treaded.

When market quotations are not readily available or are believed by the investment advisor to be unreliable, an investment is fair valued (“Fair Value Asset”) in accordance with the procedures approved by the Board. When determining the price for a Fair Value Asset, the investment advisor seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations are based upon all available factors that the investment advisor deems relevant at the time of determination. The pricing of Fair Value Assets is subsequently reported to the Board.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) requires that the Master Portfolio segregate assets in connection with certain investments (e.g., financial futures contracts) or certain borrowings (e.g., reverse repurchase agreements), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver or deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

Security Lending: The Master Portfolio may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined daily and any additional required collateral is delivered to the Master Portfolio. The Master Portfolio typically receives income on loaned securities but does not receive income on the collateral. The Master Portfolio may invest the cash collateral and retain the income earned from the investment of the cash collateral, net of any amount rebated to the borrower and fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with the cash collateral falls below the value of the original cash collateral received.

Continued

S&P 500 Stock Master Portfolio

Notes to the Financial Statements, Continued

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. Each Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income – affiliated in the Statements of Operations. However, each interest holder in such a Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code. Under any applicable foreign tax laws, a withholding tax may be imposed on the interest, dividends and capital gains at various rates.

The Master Portfolio files U.S. federal and state tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for the years ended December 31, 2006 through December 31, 2009.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statement and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Master Portfolio’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several master portfolios are pro-rated among those master portfolios on the basis of relative net assets or other appropriate methods.

2.	Derivative Financial Instruments:

The Master Portfolio may engage in various portfolio investment strategies both to increase the return of the Master Portfolio and to hedge, or protect, their exposure to movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying securities, or if the counterparty does not perform under the contract.

Financial Futures Contracts: The Master Portfolio may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to changes in the value of equity prices (equity price risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Master Portfolio agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Master Portfolio as unrealized gains or losses.

Continued

S&P 500 Stock Master Portfolio

Notes to the Financial Statements, Continued

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened versus the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets.

Value of Derivative Instruments as of December 31, 2009*
	Liability Derivatives	Value
	Statement of Assets and Liabilities Location
Equity Contracts**	Variation Margin Payable	$428,585

*	For the year ended December 31, 2009, the average number and notional amount of open future contracts, which is indicative of the year’s activity was 876 and $41,617,155, respectively.
**	Includes cumulative appreciation/depreciation of financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations Year Ended December 31, 2009
	Net Realized Gain From Financial Futures Contracts	Net Change in Unrealized Appreciation on Financial Futures Contracts
Equity Contracts	$11,258,599	$40,020

3.	Investment Advisory Agreement and Other Transactions with Affiliates:

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in Barclays Global Investors, N.A. (“BGI”) and affiliated companies to BlackRock, Inc. (“BlackRock”) (the “Transaction”). The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not. BGI was renamed BlackRock Institutional Trust Company, N.A. (“BTC”) and is a wholly-owned subsidiary of BlackRock.

Under the 1940 Act and upon completion of the Transaction on December 1, 2009, MIP’s investment advisory agreement with Barclays Global Fund Advisors (“BGFA”) was automatically terminated. The Board and investors of the Master Portfolio approved a new investment advisory agreement with BlackRock Fund Advisors (formerly BGFA) (“BFA”). The investment advisory fee rate for the Master Portfolio remained the same after the Transaction.

Pursuant to the investment advisory agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. BFA is entitled to receive an annual investment advisory fee of 0.05% of the average daily net assets of the Master Portfolio as compensation for investment advisory services. From time to time, BFA may waive a portion of its investment advisory fees. Any such waivers will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio whereby BFA reduces the investment advisory fee by an amount equal to the independent expenses, which is included in expense reductions in the Statement of Operations.

MIP has entered into an administration services arrangement with BTC, which has agreed to provide general administration services. BTC is not entitled to compensation for providing administration services to the Master Portfolio so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or so long as BTC (or an affiliate) receives investment advisory fees from the Master Portfolio. BTC may delegate certain of its administration duties to sub-administrators.

Pursuant to an exemptive order issued by the SEC, the Master Portfolio has retained BTC as the securities lending agent for a fee based on a share of the net returns on investment of cash collateral. BFA may, on behalf of a Master Portfolio, invest cash collateral received by the Master Portfolio for such loan, among other things, in a private investment company managed by BTC or

Continued

S&P 500 Stock Master Portfolio

Notes to the Financial Statements, Continued

its registered money market funds advised by BTC or its affiliates. The securities lending agent has voluntarily agreed to waive its fees for the period from December 1, 2009 through June 1, 2010. For the period from December 1, 2009 to December 31, 2009, the securities lending agent’s share of the income was earned by the Master Portfolio. The share of the income earned by the Master Portfolio on such investments is shown as “Securities lending – affiliated” on the Statements of Operations. For the year ended December 31, 2009, BTC received securities lending income of $1,231,460 from the Master Portfolio.

The Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income – affiliated in the Statements of Operations.

Cross trades for the year ended December 31, 2009, if any, were executed by the Master Portfolio pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4.	Investments:

For the year ended December 31, 2009, purchases and sales of investments, excluding short-term securities for the Master Portfolio were $90,743,269 and $79,251,434, respectively.

5.	Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to credit risk, the Master Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Master Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Master Portfolio’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Master Portfolio’s Statements of Assets and Liabilities.

6.	Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through February 24, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Interestholders and Board of Trustees of

Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the S&P 500 Stock Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolios”), at December 31, 2009, the results of its operations for the year then ended, the changes in each of its net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 24, 2010

Proxy Results

A Special Meeting of Interestholders was held on November 20, 2009 for investors of record on September 30, 2009, to elect a Board of Trustees of MIP and to approve a new investment advisory agreement between BFA and MIP, on behalf of the Master Portfolio. Each vote represents one dollar of value of interests outstanding on the record date.

Approved the Trustees* as follows:

	Votes For	Votes Withheld
David O. Beim	38,494,117,194	21,217,012
Richard S. Davis	38,494,578,433	20,755,773
Ronald W. Forbes	38,493,655,954	21,678,251
Henry Gabbay	38,493,655,954	21,678,251
Dr. Matina Horner	38,494,117,194	21,217,012
Rodney D. Johnson	38,494,578,433	20,755,773
Herbert I. London	38,493,655,954	21,678,251
Cynthia A. Montgomery	38,490,888,518	24,445,688
Joseph P. Platt, Jr.	38,493,655,954	21,678,251
Robert C. Robb, Jr.	38,494,578,433	20,755,773
Toby Rosenblatt	38,495,039,672	20,294,533
Kenneth L. Urish	38,494,578,433	20,755,773
Frederick W. Winter	38,493,655,954	21,678,251

Approved the new investment advisory agreement as follows:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes **
S&P 500 Stock Master Portfolio	872,647,472	—	3,746,831	186,620,074

*	Denotes Trust-wide proposal and voting results.
**	Broker non-votes are proxies received by the Master Portfolio from brokers or nominees who did not receive instructions from the beneficial owner or other persons entitled to vote and who have no discretionary power to vote on a particular matter. Broker non-votes have the effect of a vote against the proposal.

Disclosure of Investment Advisory Agreement

On December 1, 2009, BlackRock, Inc. (“BlackRock”) completed a transaction whereby it acquired from Barclays Bank PLC (“Barclays”) the interests in BlackRock Fund Advisors (“BFA”), formerly known as Barclays Global Fund Advisors, and certain affiliated companies, including BlackRock Institutional Trust Company, N.A. (“BTC”), formerly known as Barclays Global Investors, N.A. (the “Transaction”).

Prior to the Transaction, BFA served as the investment advisor to the Master Portfolio pursuant to an investment advisory agreement with MIP (the “Previous Advisory Agreement”). Under the 1940 Act, the Transaction resulted in the automatic termination of the Previous Advisory Agreement. In order for the management of the Master Portfolio to continue uninterrupted, the Board of Trustees of MIP (the “Board”) approved interim and new investment advisory agreements (the “New Advisory Agreement”) with MIP, the latter of which was subsequently approved by the Master Portfolio’s investors.

BOARD CONSIDERATIONS IN APPROVING THE NEW ADVISORY AGREEMENT

At the in-person meeting held on September 3, 2009, after consideration of the factors discussed below, the Board of Trustees of MIP, including a majority of the Independent Trustees, unanimously approved the New Advisory Agreement between BFA and MIP, on behalf of the Master Portfolio after consideration of all factors determined to be relevant to the Board’s deliberations, including those discussed below.

The Approval Process — At in-person meetings held on July 30, August 11 and September 3, 2009, the Board, including the Independent Trustees, discussed the Transaction and the New Advisory Agreement for MIP.

In preparation for their consideration of the New Advisory Agreement, the Trustees received, in response to a written due diligence request prepared by the Board and its independent legal counsel and provided to BlackRock, BTC and BFA, comprehensive written information covering a range of issues and received, in response to their additional requests, further information in advance of and at the September 3, 2009 in-person Board meeting. To assist the Board in its consideration of the New Advisory Agreement, BlackRock provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition and BFA provided materials and information about the Transaction. In addition, the Independent Trustees consulted with their independent legal counsel and fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In considering the New Advisory Agreement, the Board, including the Independent Trustees, took into account, as it deemed relevant, the fact that on March 18-19, 2009, it had performed a full annual review of the Previous Advisory Agreement. At that time, the Board unanimously approved the selection of BFA and the continuance of the Previous Advisory Agreement based on its review of qualitative and quantitative information provided by BFA. In selecting BFA and approving the Previous Advisory Agreement for the Master Portfolio, the Board, including the Independent Trustees, advised by their independent legal counsel, considered the nature, extent and quality of services provided by BFA, the Master Portfolio’s expenses and performance, costs of services provided to the Master Portfolio and profits realized by BFA and its affiliates, economies of scale, fees and services provided for other comparable funds or accounts by BFA and its affiliates and other benefits to BFA and/or its affiliates.

At the July, August and September 2009 Board meetings, the Trustees discussed with representatives of BTC, BFA and/or BlackRock the management, investment, risk management and compliance capabilities and processes, and financial condition of BlackRock, the Transaction and its rationale, and BlackRock’s general plans and intentions regarding BFA and the Master Portfolio. At these Board meetings, representatives of BTC, BFA and/or BlackRock made various presentations to, and responded to questions from, the Board. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of BFA in connection with the Transaction, including the anticipated senior management structure of BFA and portfolio management personnel for the Master Portfolio following the completion of the Transaction. The Independent Trustees also conferred separately and with their independent legal counsel about the Transaction and other matters related to the Transaction on a number of occasions. After the presentations and after reviewing the written materials provided, the Independent Trustees met in executive sessions with their independent legal counsel at the July, August and September 2009 Board meetings to consider the Transaction, its expected impact on BFA, the Master Portfolio and its investors, and the New Advisory Agreement.

In connection with the Board’s review of the New Advisory Agreement, BTC, BFA and/or BlackRock, as applicable, provided the Board with information about a variety of matters. The Board considered, among other things, the following information:

•

that BFA and BlackRock have no present intention to alter the advisory fee rate and expense arrangements currently in effect for the Master Portfolio for a period of two years from the date of the closing of the Transaction;

•	the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the combined company;

•

that the Master Portfolio may benefit from having direct access to BlackRock’s technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions® brand name;

•	that the Master Portfolio will have access to greater distribution resources through BlackRock’s relationships with third party brokers and retirement plan platforms;

•

that there is not expected to be any diminution in the nature, quality and extent of services provided to the Master Portfolio and its investors by BFA, including portfolio management and compliance services;

•	that it is expected that substantially all of the current employees of BFA will remain employees of BFA and will continue to provide services to the Master Portfolio following the Transaction;

•

that BlackRock has agreed to conduct its business after the closing of the Transaction in compliance with the conditions of Section 15(f) of the 1940 Act in relation to the Master Portfolio which, among other requirements, requires that no “unfair burden” be imposed for a period of two years following the closing;

•

that Barclays or one of its affiliates has agreed to pay: (i) all costs of the Master Portfolio in connection with the consideration by the Board of the New Advisory Agreement; and (ii) all costs of seeking approval of the New Advisory Agreement by Master Portfolio investors; and

•

that Barclays and BlackRock would derive benefits from the Transaction and that, as a result, they may have a different financial interest in the matters that were being considered than do Master Portfolio investors.

In approving BFA as adviser, approving the New Advisory Agreement for the Master Portfolio and recommending that investors approve the New Advisory Agreement, the Board, including the Independent Trustees, advised by its independent legal counsel, considered the information provided and the factors described below and reached the conclusions described herein. The Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors discussed below.

The nature, extent and quality of services to be provided by BFA and its affiliates — The Board noted that the terms of the New Advisory Agreement will be substantially identical to the Previous Advisory Agreement and considered representations by BFA, BTC and BlackRock that there would be no diminution in the scope of services provided by BFA under the New Advisory Agreement as compared to the scope of services provided by BFA under the Previous Advisory Agreement. The Board took into account the breadth of Barclays’ and BlackRock’s combined asset management experience and the range of their asset management services. The Board also noted the depth and investment experience of the portfolio management staff and considered further representations by BFA, BTC and BlackRock that members of the previous portfolio management teams for the Master Portfolio (or BlackRock professionals with similar experience) are expected to be involved with the daily management of the Master Portfolio after the Transaction. The Board also considered BFA’s and BlackRock’s compliance programs and their compliance resources. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board and has made appropriate officers available as needed to provide further assistance with these matters, and that it is expected that these reports and discussions will continue following the consummation of the Transaction.

The Board noted the representations of BFA, BTC and BlackRock that the Transaction was not expected to have any adverse effect on the resources and strengths of BFA in managing the Master Portfolio. The Board also considered that the Master Portfolio and its investors may benefit from having direct access to BlackRock’s technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions® brand name. The Board discussed BlackRock’s current financial condition, its anticipated financial condition following the completion of the Transaction, its lines of business and its liquidity and credit resources. The Board discussed BlackRock’s current ownership structure and expected ownership structure following the completion of the Transaction. The Board was advised that BlackRock operates as an independent firm, with a Board of Directors, a majority of whom are independent, and no majority shareholder. The Board was also advised that while BlackRock’s largest shareholders, Merrill Lynch, a wholly owned subsidiary of Bank of America, and PNC are important clients and strategic partners of BlackRock, they are not involved in the firm’s day-to-day management or operations.

Based on the discussions held and the materials presented at the July, August and September 2009 Board meetings, the Board determined that the Transaction would not likely cause an adverse change in the nature, extent and quality of the services to be provided by BFA under the New Advisory Agreement compared with the services provided by BFA under the Previous Advisory Agreement and that the Board expected that the quality of such services will continue to be appropriate.

Master Portfolio’s expenses and performance of the Master Portfolio — The Board took into account that the fee rate for the Master Portfolio under the New Advisory Agreement is identical to the fee rate under the respective Previous Investment Advisory Agreement. Further, the Board noted that representatives of BFA and BlackRock had confirmed that there is no present intention to alter the advisory fee rate, expense waiver or expense reimbursement arrangements currently in effect for the Master Portfolio for a period of two years. BFA advised that, in connection with the Transaction, it will enter into a contractual advisory fee waiver for the Master Portfolio previously subject to such a waiver on the same terms as the previous contractual advisory fee waiver, all of which would otherwise terminate at the closing of the Transaction. In addition, the rate at which the administration fee is to be paid by the Master Portfolio will not change as a result of the Transaction, nor will there be any other change in the expense structure.

The Board considered BFA’s substantial investment advisory experience and capabilities, as well as the possibility of additional resources and support from BlackRock following the completion of the Transaction, but noted that the effect, if any, the consummation of the Transaction would have on the future performance of the Master Portfolio could not be predicted.

Costs of services provided to the Master Portfolio and profits realized by BFA and its affiliates — In evaluating the costs of the services to be provided by BFA under the New Advisory Agreement, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Transaction. The Board noted that the New Advisory Agreement is substantially identical to the Previous Advisory Agreement, including the fact that the fee rates under the agreements are identical and that representatives of BFA and BlackRock represented that there is no present intention due to the Transaction to alter the advisory fee rate, expense waiver or expense reimbursement arrangements currently in effect as described above. It was noted that it was not possible to predict how the Transaction would affect BFA’s profitability from its relationship with the Master Portfolio. BFA, BlackRock and the Board discussed how profitability is expected to be calculated and presented to the Board following the Transaction, and the Board reviewed BlackRock’s 2008 profitability methodology with respect to its registered investment companies. The Board also received a presentation from BlackRock comparing the methodologies currently used by BlackRock and BFA to calculate investment company profitability and a comparison of the Master Portfolio’s 2007 and 2008 profitability to BFA to the profitability to BlackRock in 2007 and 2008 of similarly managed investment companies.

Economies of scale — The Board noted that the Previous Advisory Agreement and the New Advisory Agreement do not provide any breakpoints in the investment advisory fee rate as a result of any increases in the asset levels of the Master Portfolio. However, the Board noted that the investment advisory fee rate for the Master Portfolio had been set initially at the lower end of the marketplace so as to afford the Master Portfolio’s investors the opportunity to share in anticipated economies of scale from inception.

The Board noted representations from BlackRock that it will continue to make significant investments in the infrastructure supporting the Master Portfolio. The Board determined that changes to the fee structure were not currently necessary. It was noted that it was not possible to evaluate how the Transaction would create opportunities for additional economies of scale.

Fees and services provided for other comparable funds/accounts managed by BFA and its affiliates — In March 2009, the Board had considered the Master Portfolio’s advisory fee rate under the Previous Advisory Agreement (which is the same as the advisory fees rate under the New Advisory Agreement) in comparison to the investment advisory/management fee rates for other accounts. The Board noted that any differences between the investment advisory fee rate for the Master Portfolio and the investment advisory/management fee rates for the other accounts appeared to be attributable to, among other things, the type and level of services provided and/or the asset levels of the other accounts and determined that the investment advisory fee rates do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory fee rates are fair and reasonable.

Other benefits to BFA and/or its affiliates — In March 2009, the Board had reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Master Portfolio by BFA and concluded that any ancillary benefits would not be disadvantageous to the Master Portfolio’s investors. Any fall-out or ancillary benefits as a result of the Transaction were difficult to quantify with certainty, and the Board expected that they will continue to be evaluated going forward.

Conclusions — The Board examined the totality of the information it was provided at the July, August and September 2009 Board meetings, and information it received at other meetings held during the past year, and did not identify any single factor discussed previously as controlling. Based on this analysis, the Board determined that the New Advisory Agreement, including the investment advisory fee rate thereunder, is fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Master Portfolio and its investors to unanimously approve the New Advisory Agreement.

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee [2]	Principal Occupation(s) During Past Five Years	Number of BlackRock – Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees [1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 106 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.	36 RICs consisting of 106 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	36 RICs consisting of 106 Portfolios	None

Dr. Matina Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	36 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)

Continued

Officers and Trustees, Continued

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee [2]	Principal Occupation(s) During Past Five Years	Number of BlackRock – Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	36 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 106 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College, Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 RICs consisting of 106 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Continued

Officers and Trustees, Continued

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee [2]	Principal Occupation(s) During Past Five Years	Number of BlackRock – Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants from 2007 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 106 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee and Member of the Audit Committee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	36 RICs consisting of 106 Portfolios	None

[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]	Date shown is the earliest date a person has served as a trustee for the MIP.

Continued

Officers and Trustees, Continued

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee [2]	Principal Occupation(s) During Past Five Years	Number of BlackRock – Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Trustees [1]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Directors, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	173 RICs consisting of 304 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	173 RICs consisting of 304 Portfolios	None

[1]

Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of the MIP based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the MIP based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]	Date shown is the earliest date a person has served as a trustee for the MIP covered by this annual report.

Continued

Officers and Trustees, Continued

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served[2]	Principal Occupation(s) During Past Five Years
MIP Officers [1]

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Continued

Officers and Trustees, Continued

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served[2]	Principal Occupation(s) During Past Five Years
Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard B. Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2009	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the MIP serve at the pleasure of the Board.
[2]	Date shown is the earliest date a person has served as a trustee for the MIP covered by this annual report.

Further information about the MIP Officers and Trustees is available in the MIP Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian State Street Bank and Trust Company Boston, MA 02101	Transfer Agent State Street Bank and Trust Company Boston, MA 02101	Accounting Agent State Street Bank and Trust Company Boston, MA 02101	Distributor SEI Investments Distribution Co. Oaks, PA 19456	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP San Francisco, CA 94111

				Legal Counsel Sidley Austin LLP New York, NY 10019	Address of the Funds c/o the Distributor One Freedom Valley Drive Oaks, PA 19456

EQX-AR-1209

Item 2.	Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $18,540 for 2009 and $18,000 for 2008.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2008.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,990 for 2009 and $3,875 for 2008. Fees for both 2009 and 2008 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2008.

(e)(1)	Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $93,000 for 2009 and $332,000 for 2008.

(h)	The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 was included as Exhibit (a)(1) of the registrant’s Form N-CSR filed on December 8, 2008 (Accession No. 0001193125-08-249460), and is hereby incorporated by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BB&T Funds

By (Signature and Title)	/s/ E.G. Purcell, III
E.G. Purcell, III, President
(principal executive officer)

Date	2/25/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ E.G. Purcell, III
E.G. Purcell, III, President
(principal executive officer)

Date	2/25/10

By (Signature and Title)	/s/ Andrew J. McNally
Andrew J. McNally, Treasurer
(principal financial officer)

Date	2/25/10